Exhibit 10.11

Agreement
This Agreement is executed by the following Parties on 18 September 2007:

Party A:	MI Energy Corporation

Address:	Room 406, Block C, Grand Place, 5 Huizhong Road, Chaoyang District, Beijing
Legal Representative: Zhang Ruilin
Party B: Zhang Ruilin

Passport Number: G18206054

G18206054
Party A and Party B shall be referred to individually as a “Party” or collectively as the “Parties”.
Whereas:
1.	Party A has paid several sums of amount on behalf of Party B to third parties upon requests of Party B accumulatively in an aggregate amount of RMB equal to USD 119,206,906.36 (the “Payments”);

2.	Party B agrees to repay the Payments to Party A in accordance with this Agreement.

Therefore, the Parties have through friendly consultation reached the following agreement on repayment of the Payments by Party B to Party A:

Article 1. Confirmation of Payments and Repayment
The Parties hereby agree and confirm that Party A has made the Payments set out in Annex A hereto to third parties on behalf of Party B.
Party B shall make a repayment to Party A of all the amount of the Payments in accordance with the Repayment Schedule attached as Annex B to this Agreement, provided that Party B shall be permitted to prepay the amount of the Payments in whole or in part at any time prior to the dates referenced therein without premium or penalty.
Article 2. Representations and Warrants
The Parties hereby make the following Representations and Warrants:
The Parties have full power, authority and legal rights to execute this Agreement;

Each party’s obligations under this agreement shall be lawful, valid and enforceable;

The fact that the Parties execute this Agreement shall not contradict with or cause the violation of any laws, regulation, judgments, orders, authorizations, agreements or obligation applicable to them.

Article 3. Governing Law
This Agreement shall be governed by and construed according to the laws of Hong Kong.
Article 4. Dispute Settlement

Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach termination or invalidity thereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force and as may be amended by the rest of this clause. The appointing authority shall be Hong Kong International Arbitration Centre. The place of arbitration shall be in Hong Kong at Hong Kong International Arbitration Centre (HKIAC), There shall be only one arbitrator. The languages to be used in the arbitral proceedings shall be Chinese and English. Any such arbitration shall be administered by HKIAC in accordance with HKIAC Procedures for Arbitration in force at the date of this Agreement including such additions to the UNCITRAL Arbitration Rules as are therein contained.
Article 5. Miscellaneous
1.	Any amendment, modification or supplement to this Agreement must adopt the written form and shall be effective upon its execution by the Parties to this Agreement.

2.	This Agreement shall take on effect as of the date on which the Agreement is executed by the Authorized Representative of Party A with its signature and official seal and by Party B with its signature affixed thereon.

3.	This Agreement shall be executed in bilingual form in four original copies; each Party shall hold two (2) original copies. All of the original copies shall be equally effective. In the event of any inconsistency between the English and Chinese language in this Agreement, the English language shall prevail.

Signature Page
Party A: MI Energy Corporation (Official Seal) [Official Seal affixed]
Authorized Representative: Forrest Dietrich
Signature: /s/ Forrest Dietrich
Date: 18 September 2007
Party B: Zhang Ruilin
Signature: /s/ Zhang Ruilin
Date: 18 September 2007

Annex A: Payment made by MIE on behalf of Zhang Ruilin as at 18 September 2007

(Ref)	(Names)	(RMB)	(USD)
1	Songyuan Fu Yuan Agriculture Production Material Corp.	132,326,200.00	17,501,845.07

2	Jillin San Huan Petrolum Corp.	270,483,900.00	35,774,981.16

3	Hua You Guo Tai(Beijing) Petrolum Technology Corp.	55,201,967.41	7,301,171.51

4	Zhong Kai Century(Beijing) Investment Consultant Corp.	1,696,071.97	224,327.38

5	Jilin Guo Tai Oilfield Development Corp.	884,712.00	117,014.57

6	Mudan River Oil Equipment Corp.	6,450,000.00	853,095.62

7	No.2 Drilling Company of Zhongyuan Oilfield	7,700,000.00	1,018.424.22

8	Finance Settlement Centre of Zhongyuan Oilfield	100,000.00	13,226.29

9	Songyuan Refinery Corp.	10,000,000.00	1,322,628.86

10	Songyuan Hai Bin Service Crop.	53,060,000.00	7,017,868.72

11	Songyuan Chang Shun Trading Corp.	8,100,000.00	1,071,329.38

12	Songyuan Water Supply Construction Corp.	2,000,000.00	264,525.78

13	Songyuan Hai Yang Trading Corp.	350,000.00	46,292.01

14	Hua You Zhong Hui Energy Corp.	5,110,000.00	675,863.35

15	Excel Delight (Beijing) Energy Corp.	100,000.00	13,226.29

16	Beijing Jin Shui Si Yuan Information Centre	500,000.00	66,131.45

17	Beijing An Ping Tian Di Gao Technology Corp.	250,000.00	33,065.73

18	Beijing Xin Jia Yue Technology Corp.	2,500,000.00	330,657.22

19	Beijing Na Er Da Trading Corp.	1,662,000.00	219,820.92

20	Beijing Gu Da Er Trading Corp.	1,500,000.00	198,394.33

(Ref)	(Names)	(RMB)	(USD)

21	Beijing Tian Du Hua Yu Energy Technology Corp.	1,500,000.00	198.394.33

22	Beijing Haidian District Tranning School	831,000.00	109,910.46

23	Beijing Da Bao Resturant	300,000.00	39,678.87

24	Beijing Zhong Ke Jin Hui Agent for Registration	300,000.00	39,678.87

25	Beijing Zhong Zheng Tong Public Relation Corp.	7,293,450.00	964,652.75

26	Beijing Tong Tian Chang Corporation Image Design Company	1,300,000.00	171,941.76

27	Daan Hong Wei Construction Material Corp.	200,000.00	26,452.58

28	Daqing Song Zheng Material Trading Corp.	200,000.00	26.452.58

29	Daan Zhen Guan Material Trading Corp.	700.000.00	92,584.02

30	Project Company of Drilling & Exploration	1,150.000.00	152,102.32

31	Mei Ke Kou Fu Kang Fertilizer Company	4,000,000.00	529,051.55

32	Beijing Zhuo Chen Ji Yie Technology Corp.	1,000,000.00	132.262.89

33	Daqing Heng Mao Shopping Mall	200,000.00	26.452.58

34	Shanghai Zhong Ying Group Corp.	1,000,000.00	132,262.89

35	Songyuan Chang Rong Sheng Drilling Corp.	1,000,000.00	132.262.89

36	Songyuan Xing Da Drilling Corp.	1,250,000.00	165,328.61

37	Xi An Hai Qin Energy Technology Corp.	5,400,000.00	714,219.59

38	Beijing Sheng Yi Hua Shang Energy Service Corp.	2,000,000.00	264,525.78

39	Tian Jin Tong Hui Hai Construction Corp.	1,300,000.00	171,941.76

40	Beijing Guo Long Wei Ye Trading Corp.	300,000.00	39,678.87

(Ref)	(Names)	(RMB)	(USD)
41	Shenzhen Xinlong Investment Corp.	13,310.000.00	1,760,419.01

42	Huai Ren Xin Da Trading Corp.	300,000.00	39.678.87

43	Dalian Jin Lian Real Estate Corp.	14,736,150.00	1,949,045.73

44	Tongliao firecraker Corp.	300,000.00	39,678.87

45	Songyuan Jin Qiu Computer Corp.	200,000.00	26,452.58

46	Daan Bo Yu Construction Corp.	800,000.00	105,810.31

47	Beijing Zheng Zhou LLP(Lawfirm)	25,274,000.00	3,342,812.18

48	Ge Gen Temple of lnner Mongolia	7,200,000.00	952,292.78

49	Qingdao Yuan Chen Logsitical Corp.	9,800.000.00	1,296,176.28

50	FullFame Corp.	80,000,000.00	10,581,030.86

51	Beijing Jin Tian Yi De Energy Investment Corp.	1,550,000.00	205,007.48

52	Songyuan Hong Yang Energy Service Corp.	1,000,000.00	132,262.89

53	Beijing Yong Zhong Engineering Corp.	2,400,000.00	317,430.93

54	Songyuan Tong Li Trading Corp.	1,000,000.00	132,262.89

55	Zhejiang Hua Qing Group Corp.	1,000,000.00	132,262.89

56	Mongolia Kai Lu Trading Corp.	950,000.00	125,649.75

51	Beijing Mei Jia Investment Holding Corp.	40,262,500.00	5,325,234.44

58	Daan Contruction Corp.	1,000,000.00	132,262.89

59	Shanghai Yong Ji Trading Corp.	2,400,000.00	317,430.93

60	Daqing San Jiang Wei Da Trading Corp.	2,500.000.00	330,657.22

61	Beijing Tsinghua Technology Corp.	1,200,000.00	158,715.47

(Ref)	(Names)	(RMB)	(USD)

62	Beijing Yuan Heng Trading Corp.	1,000,000.00	132.262.89

63	Shandong He Bo Trading Corp.	2.800,000.00	370.336.08

64	Tongying Hai Bo Technology Corp.	1,000.000.00	132.262.89

65	Housing Fund Management Centre of Yunan Province	32,570,682.00	4,307,892.40

66	Beijing Jiaming Real Property Ltd.	21,293,971.00	2,816.402.06

67	Zibo Huanghe Construction Ltd.	1,000,000.00	132.262.89

68	Bejing Zijin Shengshi Investment Ltd.	1,300,000.00	171.941.76

69	Dongying Yuanda Petrochemical Ltd.	4,900,000.00	648.088.14

70	Beijing Yiáolun Teconlgy Ltd.	2,500.000.00	330,657.22

71	Beijing Tongchan Development Corporation	7.000,000.00	925,840.20

72	Shanxi Yingxian Minghe China Ltd.	500,000.00	66.131.45

73	Xiangfen Longxing Metal Ltd.	2.900,000.00	383.562.37

74	Songyuan Huatai Construction Ltd.	3,000,000.00	396,788.66

75	Guangrao Zhongyuan Industry Ltd.	3,000,000.00	396.788.66

76	Shanxi Dingtao International Hotel Ltd.	6,800,000.00	899,387.63

77	Julong Investment Ltd.	11,395,950.00	1,500.000.00

	(Total)	901,342,554.38	119,206,906.36

Annex B: Repayment Schedule

Cut Off Date	Accumulated Repayment Proportion	Accumulated Repayment Amount
2007-12-31	10%	11,920.690.64
2008-2-29	20%	23,841,381.27
2008-4-30	30%	35,762,071.91
2008-7-31	40%	47,632.762.54
2008-10-31	50%	59,603,453.18
2009-1-31	60%	71,524,143.82
2009-4-30	70%	83,444,834.45
2009-7-31	80%	95.365,525.09
2009-10-31	90%	107,286,215.72
2010-7-31	100%	119,206,906.36